UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2019

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 N. Wickham Road, Suite 130

Melbourne, Florida 32935

(Address of principal executive office, including zip code)

(833) 452-4825

(Registrant’s telephone number, including area code)

Quick Start Holdings, Inc.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

None None None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective July 12, 2019, the registrant (“we,” “our,” or the “Company”) changed our corporate name from Quick Start Holdings, Inc. to Kaival Brands Innovations Group, Inc. The name change was effected through a parent/subsidiary short-form merger of Kaival Brands Innovations Group, Inc., our wholly-owned Delaware subsidiary formed solely for the purpose of the name change, with and into us. We were the surviving entity. To effectuate the merger, we filed Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on June 20, 2019 and a Certificate of Correction with the Secretary of State of the State of Delaware on July 15, 2019. The merger became effective at 5:00 PM Eastern Time on July 12, 2019 with the State of Delaware and, for purposes of the quotation of our common stock on the OTC Markets Group, Inc.’s Pink® Open Market (the “OTC Pink”), effective at the open of the market on July 15, 2019. Our board of directors approved the merger, which resulted in the name change on that date. In accordance with Section 253 of the Delaware General Corporation Law, stockholder approval of the merger was not required.

On the effective date of the merger, our name was changed to “Kaival Brands Innovations Group, Inc.” and our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), was further amended to reflect our new legal name. With the exception of the name change, there were no other changes to our Charter. A copy of the Certificate of Ownership and Merger and Certificate of Correction we filed with the Secretary of State of the State of Delaware is being filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively.

The merger and resulting name change do not affect the rights of our security holders. Our common stock will continue to be quoted on the OTC Pink; however, effective July 15, 2019, our common stock is quoted under the new symbol “KAVL” and our new CUSIP number is 483104105. Following the name change, the stock certificates, which reflect our prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to our transfer agent.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On July 15, 2019, we issued a press release announcing the name change. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit No.	Description
3.1	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware on June 20, 2019

3.2	Certificate of Correction, as filed with the Secretary of State of the State of Delaware on July 15, 2019

99.1	Press Release dated July 15, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kaival Brands Innovations Group, Inc.

Dated: July 15, 2019	By:	/s/ Nirajkumar Patel
Nirajkumar Patel, President, Chief Executive Officer, and Chief Financial Officer

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